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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 20, 2001
                Date of Report (Date of earliest event reported)


                              STAFF BUILDERS, INC.
             (Exact name of Registrant as Specified in its Charter)



           Delaware                       0-11380                11-2650500
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
        incorporation)                                       Identification No.)



1983 Marcus Avenue, Lake Success, New York                           11042
 (Address of Principal Executive Offices)                          (Zip Code)



                                 (516) 750-1600
              (Registrant's telephone number, including area code)



                                 (Not Applicable
          Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS

         Attached as an exhibit is a press release issued by Staff Builders, Inc. on August 21, 2001 announcing the registrant was changing its name to ATC Healthcare, Inc. This name change was approved by its shareholders on July 24, 2001 and filed with the Secretary of State of Delaware on August 2, 2001.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Exhibits.
         ---------

         99. Press Release, dated August 21, 2001 issued by Staff Builders, Inc.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STAFF BUILDERS, INC.



Dated:  August 20, 2001                By: /s/ ALAN LEVY
                                          --------------------------------------
                                           Alan Levy
                                           Senior Vice President
                                           Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit Number                Description of Exhibit
--------------                ----------------------
     99                       Press Release, dated August 21, 2001.